UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2012

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On June 7, 2012, American Apparel, Inc. (NYSE Amex: APP), a vertically integrated manufacturer, distributor, and retailer of branded fashion basic apparel, announced preliminary sales for the month ended May 31, 2012. The Company is also providing comparable store sales for all months during 2011 in response to certain equity analyst requests. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
May 2012 Preliminary Sales
The Company reported that for the month ended May 31, 2012, total preliminary net sales increased 17% to $49.7 million when compared to the month ended May 31, 2011. Between the same periods, comparable store sales on a preliminary basis increased an estimated 17% and wholesale net sales increased an estimated 24%.
The following delineates the components of the estimated increases for May 2012 and the four previous months when compared to the corresponding months of the prior year:

				2012
	January	February	March	First Quarter
Comparable Store Sales	11%	11%	20%	14%
Comparable Online Sales	41%	9%	24%	25%
Comparable Store & Online	15%	11%	21%	16%
Wholesale Net Sales	23%	21%	9%	17%

	April	May
Comparable Store Sales	6%	17%
Comparable Online Sales	50%	19%
Comparable Store & Online	10%	17%
Wholesale Net Sales	4%	24%

2011 Comparable Sales
The table below shows the increase (decrease) in comparable sales for our retail and online stores and the increase (decrease) in wholesale net sales, by month and by quarter for the year ended December 31, 2011. The comparable sales have been calculated in a consistent manner as described in our most recent Form 10-K filed with the SEC on March 14, 2012.

				2011
	January	February	March	First Quarter
Comparable Store Sales	(9)%	(4)%	(10)%	(8)%
Comparable Online Sales	35%	36%	11%	27%
Comparable Store & Online	(5)%	—%	(8)%	(5)%
Wholesale Net Sales	(3)%	(3)%	(6)%	(4)%

				2011
	April	May	June	Second Quarter
Comparable Store Sales	1%	(4)%	3%	—%
Comparable Online Sales	1%	3%	62%	17%
Comparable Store & Online	1%	(3)%	7%	1%
Wholesale Net Sales	—%	(6)%	(7)%	(4)%

				2011
	July	August	September	Third Quarter
Comparable Store Sales	3%	(1)%	3%	2%
Comparable Online Sales	21%	17%	(1)%	11%
Comparable Store & Online	5%	—%	3%	3%
Wholesale Net Sales	4%	17%	9%	10%

				2011
	October	November	December	Fourth Quarter
Comparable Store Sales	3%	7%	11%	7%
Comparable Online Sales	4%	38%	21%	19%
Comparable Store & Online	3%	10%	12%	8%
Wholesale Net Sales	(2)%	1%	25%	6%

				2011
				Full Year
	Comparable Store Sales			—%
	Comparable Online Sales			18%
	Comparable Store & Online			2%
	Wholesale Net Sales			2%

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated:	June 7, 2012	By:	/s/ Glenn A. Weinman
			Name:	Glenn A. Weinman
			Title:	Senior Vice President, General Counsel and Secretary